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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                            ------------------------



        Date of Report (Date of Earliest Event Reported): August 5, 2003

                        ADELPHIA BUSINESS SOLUTIONS, INC.
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             (Exact Name of Registrant as Specified in its Charter)

                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)


                 000-21605                               25-1669404
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       (Commission File Number)           (I.R.S. Employer Identification No.)

712 NORTH MAIN STREET
COUDERSPORT, PA                                           16915-1141
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 (Address of Principal Executive offices)                (Zip Code)

                                 (814) 274-9830
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               (Registrant's Telephone Number, Including Area Code

                                 NOT APPLICABLE
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          (Former Name or Former Address, if changed Since Last Report)

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
ITEM 4.     CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On August 5, 2003, Adelphia Business Solutions, Inc. (the "Company") retained Grant Thornton LLP ("Grant Thornton") as its new independent accountant.

During the Company's two most recent fiscal years, and the subsequent interim period through August 5, 2003, the Company did not consult with Grant Thornton regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.





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
                                    SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                             ADELPHIA BUSINESS SOLUTIONS, INC.


                             By:    /s/ Edward E. Babcock
                                   ---------------------------------------------
                             Name:  Edward E. Babcock
                             Title: Vice President, Chief Financial Officer



Date:   August 11, 2003





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